EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the “Company”) for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Harlan H. Chappelle, Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2010

/s/ HARLAN H. CHAPPELLE
Harlan H. Chappelle
President and Chief Executive Officer